U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest even reported):     Feb. 17, 1996

                  COMMISSION FILE NUMBER:         33-11324-LA

                                 NETUSA, INC.
            (Exact name of registrant as specified in its charter)

                                   Colorado
        (State or other jurisdiction of incorporation or organization)

                                  84-1035751
                    (I.R.S. Employer Identification Number)

              201 San Antonio Cir., C250, Mountain View, CA 94040
                   (Address of principal executive offices)

               Registrant's telephone number:    (650) 948-6200

                   TECHNOLOGY MANAGEMENT AND MARKETING, INC.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM  1:  CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) Dr. Wun C. Chiou, Sr., of Mountain View, Calif., acquired control of Technology Management and Marketing, Inc. (hereinafter TMMI, or "the company") via a purchase of 69% of TMMI from Jerry Richmond on Feb. 16, 1996 for the consideration of $35,000. TMMI was formerly controlled by its president, Richmond. No bank loans were involved in the purchase. At the same time of the acquisition, the company was renamed NetUSA, Inc. (hereinafter NetUSA). Please refer to the Acquisition Agreement attached hereto as Exhibit #2 for complete details regarding the acquisition.

(b)

 (1)                (2)                   (3)                (4)
Title of       Name/Address        Amount and Nature of    Percent of
Class      of Beneficial Owner     Beneficial Ownership      Class
--------   -------------------     --------------------    ----------
Common     Dr. Wun C. Chiou              3,000,000             69%

There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to the elecof other matters.

ITEM  2:  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On February 16, 1996, the company acquired Pacific Microelectronics, Inc. of Mountain View, Calif. (hereinafter Pacific Micro). Pacific Micro, at the time, was a company developing PC software and telecommunications solutions The acquisition was by the means of a stock swap. 3 shares of TMMI stock was given to Pacific Micro shareholders per 10 shares of Pacific Micro stock held, 1for a total of 3,000,000 shares granted (for the 10,000,000 Pacific Microstock).
Pacific  Micro  also  transferred  all  of  its  assets  to  NetUSA.    At
the time of Pacific Micro's acquisition, Pacific Micro was controlled by its president, Dr. Wun C. Chiou, who simultaneously became NetUSA's president. No bank loans were involved in the transaction.

Item  5:  Other  Events

As discussed above in Item 1, the company's name was changed to NetUSA, Inc., and its headquarters were moved to Mountain View, Calif., to the headquarters ofthe former Pacific Micro. Please refer to the Acquisition Agreement attache hereto as Exhibit #2 for complete details regarding the acquisition.

ITEM  7:  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a) Below is the unaudited Balance Sheet of Pacific Microelectronics, Inc. provided at the time of acquisition by NetUSA. Audited figures were not provided at the time of the acquisition and are not available to NetUSA from Pacific Micro.

                                 NETUSA, INC.
                    formerly PACIFIC MICROELECTRONICS, INC.
                            UNAUDITED BALANCE SHEET
                               February 26, 1996

Assets
Cash and Cash Equivalents                                    $297,298
  Account Receivable, Net                                     236,435
  Inventory                                                     5,052
  Prepaid Expenses                                              1,448
                                                           ----------
  Current Assets                                           $540,233

  Property and Equipment                                       69,631
                                                           ----------
     Total Assets                                          $609,854

  Liabilities and Stockholders' Equity

  Accounts Payable and Accruals/
  Current Liabilities                                      $299,868

     Total Long-Term Liabilities                               70,788
     Total Stockholders' Equity                               239,198
                                                           ----------
     Total Liability and Capital                           $609,854

(c)          Exhibits:

     Exhibit  No.  2  -  Acquisition  Agreement

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto  duly  authorized.


NetUSA,  Inc.

  Date:    December  29,  1997             By:/s/  Wun C. Chiou, President and
                                             Director



                                   EXHIBIT 2
                        ===============================
                             ACQUISITION AGREEMENT
                         PURSUANT TO A SHARE EXCHANGE

The undersigned, original parties wish to amend the previously signed and executed AGREEMENT AND PLAN OF REORGANIZATION, dated as of this December 5, 1995, by and between TECHNOLOGY MANAGEMENT AND MARKETING, INC., a Colorado corporation having its principal place of business at 11809 Rydalwater Lane, Austin, TX 78754 ("TMMI" or "BUYER"), and PACIFIC MICRO ELECTRONICS, INC., ("PMI" or "SELLER") a California corporation having its principal place of business at 201 San Antonio Circle, Suite 250, Mountain View, CA 94940. This amended agreement, dated as of February 26, 1996, supersedes the previous agreement, dated December 5, 1995. The persons identified in Schedule 4 hereto, are sometimes hereinafter jointly referred to as "Stockholders."

                                  WITNESSETH:

WHEREAS, Stockholders own an aggregate of a total of Ten Million (10,000,000) shares of the voting common stock, (no par) value of PMI, constituting all of the issued and outstanding capital of PMI (the "PMI Shares"); and

WHEREAS, TMMI is authorized to issue Fifty Million (50,000,000) shares of voting common stock, $.001 par value (the "TMMI Stock") of which an aggregate of Five Hundred Thousand (500,000) Shares are issued and outstanding as of the date hereof; and

WHEREAS, TMMI desires to acquire all of the PMI Shares and Stockholders desire to exchange of the PMI Shares, TMMI shall exchange unregistered Common Shares of TMMI for Common Shares of PMI, which shall have all of the rights and preferences as to TMMI, that the exchanged shares hold as to PMI (the "restricted Shares"), in an exchange that qualifies under Sections 354 and 368 of the Internal Revenue Code of 1954, as amended; and

Now, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

1.  SALE  OF  THE  SHARES

1.01 SHARES BEING EXCHANGED. Subject to the terms and conditions for this Agreement, at the "Closing" as provided for in Section 2.01 hereof, each Stockholder, relying specifically on the covenants, representations, warranties and agreements of TMMI, is selling, assigning, and delivering to TMMI the number of PMI shares set forth in Schedule 8, attached hereto and incorporated by this reference, opposite the name of each Shareholder, and TMMI is purchasing such Shares from each Stockholder, free and clear of all liens, claims, options, charges, and encumbrance whatsoever:

1.02 CONSIDERATION. Subject to the terms and conditions of this Agreement, relying specifically on the Stockholders representations, annuities and agreements, contained herein, and in consideration of the aforesaid sale, assignment, and delivery of the PMI Shares to TMMI and delivery of $30,000 to IPO Consultants, Inc. for services rendered in connection with this transaction, in full payment of the aforesaid sale, assignment and delivery, TMMI is delivering at the Closing Restricted Shares as set forth in Schedule 1.

2.  CLOSING

2.01 TIME AND PLACE. The closing of the transactions contemplated by this Agreement shall occur on or before the Seventh day of February, 1996 at 10:00 a.m. or on such other date and time the parties shall determine, but in no event later than February 29, 1996.

2.02 DELIVERIES BY PMI. At the closing, the Stockholders shall deliver to TMMI (unless previously delivered) the following:

2.02(a).          Certificates  representing  the PMI Shares, duly endorsed or accompanied by stock powers duly executed in blank, and otherwise in form acceptable for transfer on the books of PMI, with all requisite stock transfer stamps attached;

2.02(b).      Certificates or telegrams from appropriate authorities as to the good standing of PMI in the state of California dated as of the most recent practicable date;

2.02(c).          The  comfort  letter  referred  to  in  Section  6  hereof;

2.02(d).      Unaudited balance sheets of PMI as of December 1995, and related statement  of  income  showing,  inter  alia,  PMI's  operations;

2.02(e).          The  investment  letters referred to in Section 8.01 hereof;

2.02(f).          Minutes  of  Shareholders  and  Board  of  Directors meeting authorizing  the  actions  herein  set  forth;  and

2.02(g).       A Company check in the amount of $30,000 (U.S.) made payable to
IPO  Consultants.

2.03         DELIVERIES BY TMMI.     At the Closing, TMMI is delivering to the
Stockholders  (unless  previously  delivered)  the  following:

2.03(a).        Certificates representing Three Million (3,000,000) Restricted
Shares  in  accordance  with  Section  1.02(a);

2.03(b).         The corporate records of TMMI including the shareholder list,
Articles of Incorporation, and any amendments thereto, stock book, stock ledgers, minute book, and corporate seal of TMMI;

2.03(c). Certificates or telegrams from appropriate authorities as to the good standing in the state of Colorado and each jurisdiction in which it is qualified to do business as a foreign corporation dated as of the most recent practicable date;

2.03(d). Balance sheets of TMMI as of September, 1990 and 1989 and related statements of income from inception (April 3, 1990 through September, 1990), as reflected in the latest 10K financials for September 30, 1990.
2.03(e).       Minutes of Shareholders and Board of Directors meetings of TMMI authorizing  the  actions  herein  contemplated;

2.03(f).          The  comfort  letter  referred  to  in Section 6 hereof; and

2.03(g).          Resignations  of  all  directors  and  officers  of  TMMI.

3.  RELATED  TRANSACTIONS

3.01          RESIGNATIONS.

3.01(a). At the Closing, all directors and officers of TMMI are submitting their resignations from their respective directorships and offices, and the following persons who have expressed their willingness to serve shall be appointed directors and elected to the offices set forth below opposite their names to serve until successors have been selected and qualified:

President  and  C.E.O.  &  Director                    Dr.  Wun  C.  Chiou

4.  REPRESENTATIONS  AND  WARRANTIES  OF  PMI

4.01       REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS.     Each of the
Stockholders, hereby represents and warrants, jointly and severally, to TMMI as set forth in this Section 4.

4.02          AUTHORIZATION.         The execution and delivery by PMI and the
consummation by PMI of this Agreement by PMI of the transactions contemplated hereby have been duly authorized by PMI's Shareholders and Board of Directors, as required by law or otherwise. Complete and correct copies of minutes, as certified by PMI's Secretary, of the relevant resolutions to that effect, as adopted at the appropriate meeting, or by written consent, shall be delivered at Closing.

4.03          NO  VIOLATION.        Neither the execution and delivery of this
----          -------------
Agreement nor the consummation by PMI or the Shareholders of the transactions contemplated hereby violates or conflicts with the certificate of incorporation or by-laws of PMI or any agreement or other restriction of any kind to which PMI is a party or by which it is bound.

4.04          VALIDITY OF PMI'S OUTSTANDING SHARES.     All of the outstanding
----          -------------------------------------
shares of PMI issued and outstanding are duly authorized, validly issued, fully paid and nonassessable.

4.05        TITLE TO THE PMI SHARES.     Each of the Stockholders owns, and is
----        ------------------------
transferring to TMMI at the Closing, good, valid, and marketable title to the number of PMI Shares set forth opposite the name of such Stockholder in
Section 1.01 hereof, free and clear of all liens, claims, options, charges, and encumbrances whatsoever. There are no outstanding options, warrants, or other rights to purchase or acquire any of the PMI Shares from the respective Stockholders.

4.06          VALID  AND  BINDING  AGREEMENT.     As to each Stockholder, this
----          -------------------------------
Agreement constitutes the valid and binding agreement of such Stockholder, enforceable in accordance with its terms, and, as to each stockholder, neither the execution and delivery of this Agreement or the consummation by such Stockholder of the transact contemplated hereby (a) violates or will violate any statute or law, or any rule, regulation, or order of any court or governmental authority, or (b) violates or will violate, or conflicts with, or constitutes a default under any, contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which such stockholder is bound.

4.07          THE  ACQUISITION  CANDIDATE  -  PACIFIC  MICROELECTRONICS,  INC.
----          ----------------------------------------------------------------

4.08(a). PMI is a corporation duly organized on September 1, 1987 validly existing, and in good standing under the laws of the State of California and has the corporate power and authority to carry on its business. Notwithstanding, PMI is and has been from its incorporation engaged in the business of providing worldwide access to business information via the Internet hub which is operated from a number of points through out the globe including, California, Japan, China, UK, Mexico and Australia. The purpose of the system is to provide access to a "Super Shopping Mall" where vendors and service companies can provide access to and information on hundreds of goods and services including consumer electronics, sports information and goods; telecom products and automotive information and goods. The majority of the Company's business is generated by its "Pacific Micro Electronics, Inc.," shopping mall centered in Mountain View, California which provides central access to information on a variety of clients to more than 10,000 customers per day. Pacific Micro Electronics, Inc., has developed certain marketing plans and financial forecasts, determining that the marketing of its service is feasible in the United States and other parts of the world and its home page can be reached via Internet at: http://www.netusa.com.

4.08(b).        To date PMI currently has contracts with three (3) independent operating  Internet  providers  existing  in  3  countries  as  follows:

     On October 1, 1995, the Company entered into an agreement with Technicom Ltd. of Nigeria. The terms of this agreement are summarized as follows:
Technicom will be responsible for marketing in Nigeria and all attendant local cost, and also will pay for the hardware, software, and any other communication costs from the Mountain View site to the local PTT for the setup and monthly charge. NetUSA will provide the communication hardware and software as well as necessary technical support in the USA to ensure smooth connections for all subscribers. Also, NetUSA will assist in procuring the hardware and software for Nigeria at the highest possible discount. NetUSA will have 15% of the total sales of Technicom plus $2,500 per month for the first six months technical, training and support as the nonrecursive engineering cost.

     On November 8, 1995, NetUSA and Wah Lee Industrial Corp. of Taipei, Taiwan agreed to form a joint venture called NetTaiwan with the following conditions: NetTaiwan will be responsible for sales and marketing in Taiwan and all Taiwan local cost, and NetTaiwan will also pay for the hardware, software, and any other communication costs from the Mountain View site to Taiwan for the setup and monthly charge. NetUSA will assist in procuring the hardware and software for NetTaiwan at the highest possible discount, and will provide the communication hardware and software as well as necessary technical support in the US to ensure smooth connections for all subscribers. NetUSA will have 15% of the equity of NetTaiwan plus $6,000 per month for the first six months technical, training and support as the nonrecursive engineering cost.

     On November 18, NetUSA and ASR International, a Japanese company based in Tokyo agreed to a joint partnership named NetJapan where: ASR International will be responsible for sales and marketing in Japan and all Japanese local expenses, and also will pay for the hardware, software, and any other communication costs from Mountain View to ASR Japanese site for the setup and monthly charge. NetUSA will provide the communication hardware and software as well as necessary technical support in the USA to ensure smooth connections for all subscribers. Also, NetUSA will assist in procuring the hardware and software for NetJapan at the highest possible discount. NetUSA will own 75% of the total equity of NetJapan with $75,000 investment. ASR International and its respective investors will hold 25% of the total equity with $25,000
investment.    All  Agreements  of  PMI  are  contained  in  Schedule  5.

4.08(c).       The copies of the articles on incorporation, and all amendments thereto, of PMI, as certified by the Secretary of the State of California, and of the by-laws of PMI, as amended to date, as certified by its secretary, which are being delivered to TMMI at the Closing, are complete and correct and in effect on the date of closing. All minutes of PMI are contained in its minute book which will be delivered to TMMI at the Closing.

4.08(d).          PMI  is  licensed  and qualified to do business as a foreign corporation  in  California.

4.08(e).          The  authorized  capital stock of PMI consists solely of One hundred Million shares (100,000,000) shares of common stock, no par value and except for the PMI shares, all of which are duly authorized, validly issued and outstanding, fully paid, and nonassessable, there are no shares of capital stock of PMI outstanding. Further, there are no options, warrants, or rights to purchase or otherwise acquire any securities of PMI.

4.09       SUBSIDIARIES AND AFFILIATES.     PMI owns no capital stock or other
----       ----------------------------
securities of any corporation and has no direct or indirect interest, and since its incorporation has had no such interest in any business. None of the Stockholders nor any of their "affiliates" or "associates," as such terms are defined in the Rules and Regulations (the "Rules") of the Securities Act of 1933, as amended (the "act") has any direct or indirect interest in any corporation or any business that in the United States competes with, conducts business similar to, has any agreement or arrangement with, or is otherwise involved in any way with, the business conducted by PMI, or has any direct or indirect interest in any property used by or relating to the business of PMI, except through ownership of the PMI shares.

4.10         NO VIOLATION AGREEMENT.     Neither the execution nor delivery of
----         -----------------------
this Agreement, nor the consummation of the transaction contemplated hereby violated or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under the articles of incorporation or by-laws of PMI as amended, or any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which PMI is a party or by which it is bound.

4.10(a).      Financial Condition of PMI and its Statements.     The unaudited
              ----------------------------------------------
balance sheets as of November 30, 1995 and related statement of income, and the income statements for the period ended twelve months ended November 30, 1995 (the "PMI Balance Sheet") and the accompanying notes therein is included with such financial statements; such statements fairly represent the financial condition and assets and liabilities of PMI as of the dates thereof, and all such statements of income fairly represent the results of operations of PMI for the periods indicated, in each case in accordance with generally accepted accounting principles applied on a consistent basis.

4.11      NO UNDISCLOSED LIABILITIES.     There has been no material change in
----      ---------------------------
operation in PMI from the date of PMI's latest balance sheet until the date of the Closing, except as and to the extend reflected or reserved against in the PMI Balance Sheet, PMI had no liabilities or obligations of any nature, whether, absolute, accrued, contingent, or otherwise and whether due or to become due. Furthermore, except as set forth in the PMI Balance Sheet, neither PMI nor the Stockholders know of any basis for the assertion against PMI of any such liability or obligation not fully reflected or reserved against in the PMI Balance Sheet.

4.12        ABSENCE OF CERTAIN CHANGES.     Except as reflected in the Balance
----        ---------------------------
Sheet, and except for legal fees incurred to Counsel for TMMI and accounting fees to the accounting firm of Arthur Anderson, in an amount not to exceed $25,000.00 for all the above since the date of the PMI Balance Sheet, PMI has not:

4.12(a).      Suffered any material adverse change in its financial condition, assets, liabilities, business, or prospects; experienced any labor difficulty, or suffered any material casualty loss;

4.12(b).          Incurred  any  obligations  or  liabilities;

4.12(c).       Paid, discharged, or satisfied any claim, lien, encumbrance, or liability;  except  in  the  normal  course  of  business;

4.12(d).        Permitted or allowed any of its properties or assets to become subjected  to  any  lien  or  encumbrance;

4.12(e).          Canceled  any other debts or claims, or waived any rights of substantial  value,  or  sold  or transferred any of its properties or assets;

4.12(f).          Disposed of, or permitted to lapse any patent, trademark, or copyright,  or  applications  of  license  for  same;

4.12(g). Made any capital expenditures or commitments in excess of Fifteen Thousand Dollars ($15,000.00); except those related to the potential purchase of Dux Software, Inc., and those related to the normal course of business;

4.12(h).          Made  any  change  in any method of accounting or accounting practice;  and

4.12(i). Paid, loaned, or advanced any amount to, or sold, transferred, or leased any properties or assets to any Stockholder, any of PMI offices or directors, any "affiliates" or "associates" of any Stockholder or of any of PMI's officers or directors (as such terms are defined in the Rules under the Act).

4.13          TAX  RETURNS.      PMI has duly filed all tax reports and return
----          -------------
required to be filed by it, and, except for the taxes reserved in the PMI Balance Sheet, has duly paid all taxes and other charges due or claimed to be due from it by federal, state or local taxing authorities to the date of the PMI Balance Sheet. Since the date of the PMI Balance Sheet, PMI has not incurred any tax liabilities other than in the ordinary cause of business. There are no tax liens upon any of the properties or assets of PMI, and, except, as reflected in the PMI Balance Sheet, there are no pending questions relating to, or claims asserted for, taxes or assessments against PMI.

4.14      TITLE TO PROPERTIES AND ENCUMBRANCES.     Except as reflected on the
----      -------------------------------------
PMI Balance Sheet, PMI has good, valid and marketable title to all of its properties and assets.

4.15          FIXED  ASSETS  (PATENTS,  TRADEMARKS,  TRADE  NAMES,  ETC.).
----          ------------------------------------------------------------

4.15(a).          Schedule  2  hereto called "PMI, Business Plan" and Exhibits thereto dated June 10, 1993, contains an accurate and complete description of all assets and properties, patents, fixed assets, trademarks, trade names, assumed names and copyrights, and all applications therefore of PMI and options to acquire same, and a general description of PMI's services and know-how, presently owned or held by PMI or under which PMI owns or holds any license;

4.15(b).        PMI has the right to conduct the business set forth in section
4.08(a) and neither PMI nor any stockholder knows or has any reason to believe that there exists any basis for any claim or claims to the company;

4.16 LITIGATION. There are no actions, proceedings, or investigations pending or, to the best knowledge and belief of PMI and the Stockholders, threatened by or against PMI. Neither PMI nor any of the Stockholders know or have any reason to know of any basis for any action, proceeding, or investigation. No other action, proceeding, or investigation has been pending during the twelve (12) month period proceeding the date of this Agreement.

4.17 FRINGE-BENEFIT PLANS. There are no fringe-benefit plans or arrangements of PMI, whether formal or informal and whether legally binding or not, nor is there a commitment to establish same, except as set forth in
Schedule  3  hereto.

4.18       BANK ACCOUNTS.     Schedule 4 sets forth the names and locations of
all banks in which PMI has an account or safe deposit box, and the names of all persons authorized to draw thereon or to have access thereto.


4.19      CONTRACTS AND COMMITMENTS.     Except as set forth in Schedule 5, or
individually in schedule 2, and 4 or as specifically identified in the PMI Balance Sheet as of the date of this Agreement:

4.19(a). PMI has no contracts, commitments, arrangements, or understanding including contracts with officers, employees, agents, consultants, sales representatives, advisors, salesmen, distributors, or dealers that are material to its business, operations, financial condition, or prospects.

4.19(b).       PMI has not given any power of attorney to any person, firm, or corporation  for  any  purpose  whatsoever;  and

4.19(c).     PMI is not in default, nor is there any basis for any valid claim of  default  under  any  contracts  made  or  obligations  owed  by  it.

4.20     ORDERS, COMMITMENTS, AND RETURNS.     Except as set forth in Schedule
5,  PMI  has  no  contracts  for  services.

4.21     LABOR DISAGREEMENTS.     PMI has never experienced any labor disputes
or  any  material  work  stoppage  due  to  labor  disagreements.

4.22       CUSTOMER AND SUPPLIERS.          Except as set forth in Schedule 6,
PMI  has  no  customers  or  suppliers.

4.23 COMPLIANCE WITH APPLICABLE LAW. To the best of the knowledge of PMI, PMI has duly complied, in respect of its operations, property, practices, and all other aspects of its business, with all applicable laws, rules, regulations, orders, ordinances, judgments, and decrees of all governmental authorities. Neither PMI nor any Stockholder has received any notification of any asserted present or past failure to so comply.

4.24      INVENTORY.     PMI has listed its complete inventory as set forth in
Schedule  7.

4.25        IRC CONSENT.     PMI has never filed a consent pursuant to Section
341(f) of the Internal Revenue Code of 1954, as amended, relating to collapsible corporations.

4.26 DISCLOSURE. To the best knowledge of the Stockholders all facts material to all assets, business, operation, financial condition, and prospects of PMI are reflected in the PMI Balance Sheet in Schedule 9, or have been disclosed herein. Each Stockholder represents that to the best of his knowledge no representation or warranty

4.27          RESTRICTED  SHARES.
              -------------------

4.27(a).        Each of the Stockholders acknowledges and understands that the
Restricted shares have not been registered under the Act, and must be held indefinitely unless they are subsequently registered under the Act, and/or applicable State securities laws, or exemption from such registration shall exist;

4.27(b).     Each of the Stockholders is aware that the Restricted Shares are, and will be, when issued "restricted securities" as that term is defined in Rule 144 (the "Rule") of the Rules under the Act;

4.27(c).    Each  of  the  Stockholders  is  fully  aware  of  the  applicable limitations  on  the  resale  of  the  Restricted  Shares;  and

4.27(d).      Each of the shareholders represent they will hold the Restricted
Shares  for  their  own  account  as  an  investment.

5.  REPRESENTATIONS  AND  WARRANTIES  OF  TMMI

5.01       REPRESENTATIONS AND WARRANTIES.     TMMI represents and warrants by
approval of the transactions contemplated herein, jointly and severally, as set forth herein in this Section 5.

5.02 AUTHORIZATION. The execution and delivery of this Agreement by TMMI and the consummation by TMMI of the transactions contemplated hereby have been duly authorized by TMMI's Shareholders and/or TMMI's Board of Directors, as required by law or otherwise. Complete and correct copies of minutes, as certified by TMMI's Secretary, of the relevant resolutions to that effect, as adopted at the appropriate meetings of TMMI's Shareholders and the Board of Directors of TMMI at which such authorizations took place, are being delivered at Closing.

5.03          NO  VIOLATION.        Neither the execution and delivery of this
Agreement nor the consummation by TMMI of the transactions contemplated hereby violates or conflicts with the certificate of incorporation or by-laws of TMMI or any agreement or other restriction of any kind to which TMMI is as a party or by which it is bound.

5.04 NO PREEMPTIVE RIGHTS. TMMI's shareholders are not, by virtue of their ownership of the Outstanding Shares, entitled to any preemptive rights or subscription privileges with respect to TMMI's Stock to be issued hereunder.

5.05 VALIDITY OF THE OUTSTANDING SHARES. All of the Outstanding Shares issued and outstanding are duly authorized, validly issued, fully paid and non assessable.

5.06 VALID AND BINDING AGREEMENTS. This Agreement constitutes the valid and binding agreement of TMMI, enforceable in accordance with its terms, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (a) violated or will violate by statute or law, or any rule, regulation, or order of any court or governmental authority, or (b) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, understanding, agreement, or restriction of any kind to which TMMI is bound.

5.07          THE  PUBLIC  COMPANY - TECHNOLOGY MANAGEMENT AND MARKETING, INC.
----          ----------------------------------------------------------------

5.07(a). TMMI is a corporation duly organized on December 5, 1985 validly existing, and in good standing under the laws of the state of Colorado, and has the corporate power and authority to carry on its business and to enter into and perform this Agreement. Notwithstanding, TMMI is and has been from September 30, 1990, dormant, and without any corporate activity;

5.07(b).          The  copies  of  the  articles of incorporation of TMMI, all amendments thereto, as certified by the Secretary of the State of Colorado, and of the by-laws of TMMI, as amended to date, as certified by its Secretary, which are being delivered to Stockholders for examination and being returned to TMMI at the Closing, are complete and correct, and are in contained in its minute book which is being delivered to the Stockholders for examination and being returned to TMMI at the Closing, and no corporate meetings or minutes from any such meetings have been held or prepared, as the case may be, since such examination by TMMI, that have not also been furnished to the Stockholders; and

5.07(c).         TMMI is not licensed or qualified to do business as a foreign corporation in any jurisdiction, and is not required to be so licensed or qualified.

5.08 CAPITALIZATION OF TMMI. TMMI's Stock consists solely of Fifty Million (50,000,000) authorized shares of common stock, and $.001 par value, and except for the Outstanding Shares, all of which are duly authorized, validly issued and outstanding, fully paid, and nonassessable. Further, there are no options, warrants or rights to purchase or otherwise acquire any securities of TMMI.

5.09 SUBSIDIARIES AND AFFILIATES. TMMI owns no capital stock or other securities of any corporation and has no direct or indirect interest, and, since its incorporation, has had no such interest in any business.

5.10 NO VIOLATION OF AGREEMENTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby violated or will violate, or conflicts with or will conflict with, or constitutes a default under the articles of incorporation or by-laws, as amended, of TMMI of any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which TMMI is bound.

5.11 FINANCIAL CONDITION AND STATEMENTS OF TMMI. TMMI has delivered to the Stockholders unaudited balance sheets of TMMI as of September, 1990 and 1989 and related statements of income from inception (April 3, 1990 through September, 1990) the "TMMI's Balance Sheet", and related interim statement of income for the period then ended, audited by Ernst & Young, CPA, whose reports thereon are included with such financial condition and assets and liabilities of TMMI as of the date thereof, and all such statements of income fairly present the result of operations (non-active) of TMMI for the periods indicated, in each case in accordance with generally accepted accounting principles applied on a consistent basis.


5.12 NO UNDISCLOSED LIABILITIES. There has been no operation by TMMI from the date of incorporation to the date of Closing, except as, and to, the extent reflected or reserved against in TMMI's Balance Sheet, TMMI has no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Furthermore, except as set forth in TMMI's Balance Sheet, TMMI does not know of any basis for the assertion against TMMI f any such obligation not fully reflected or reserved against in TMMI's Balance Sheet.

5.13 ABSENCE OF CERTAIN CHANGES. Except for approximately five thousand dollars ($5,000.00) for miscellaneous expenses, since the date of TMMI's Balance Sheet, TMMI has remained dormant and has not:

5.13(a).      Suffered any material adverse change in its financial condition, assets, liabilities, business, or prospects, experienced any labor difficulty, or suffered any material casualty loss;

5.13(b).          Incurred  any  obligations  or  liabilities;

5.13(c).       Paid, discharged, or satisfied any claim, lien, encumbrance, or liability;

5.13(d).          Permitted  or  allowed any of its properties or assets to be subjected  to  any  lien,  encumbrance;
5.13(e).          Canceled  any  other debt or claims, or waived any rights of substantial  value,  or  sold  or transferred any of its properties or assets;

5.13(f).          Disposed  of, or permitted to lapse any patent, trademark or copyright,  or  applications  or  license  for  same;

5.13(g).          Granted  any  compensation  of  employees;

5.13(h).        Made any capital expenditures or commitments in excess of Five
Thousand  Dollars  ($5,000).

5.13(i).          Made  any  change  in any method of accounting or accounting practices;

5.13(j). Paid, loaned, or advanced any amount to, or sold, transferred, or leased any properties or assets to, or entered into any agreement, arrangement, or transaction with any of TMMI's Shareholders, or officers of directors of TMMI and any "affiliates" or "associates" of the same - as such terms are defined in the Act - or any business or entity in which any such person has any direct or indirect interest; and

5.13(k).     Declared or agreed to pay or paid any dividend on, or declared or made  any  distribution  on  other  securities.

5.14 TAX RETURNS. TMMI, to the best of its knowledge, has duly filed all tax reports and returns required to be field by it and has, except for those reserved in TMMI's Balance Sheet, duly paid all taxes and other charges due or claimed to be due from it by federal, state, or local taxing authorities to the date of TMMI's Balance Sheet TMMI has not incurred any tax liabilities. There are no tax liens upon any of the properties or assets of TMMI (other than liens for current taxes not yet due) except as reflected in TMMI's Balance Sheet, and there are no pending questions relating to, or claims asserted for taxes or assessments against TMMI.

5.15 TITLE TO PROPERTIES; ENCUMBRANCES. Except as reflected on TMMI's Balance Sheet, TMMI has good valid and marketable title to all its properties and assets.

5.16       FIXED ASSETS, PATENTS, TRADEMARKS, TRADE NAMES AND OTHER INTANGIBLE
ASSETS.          There  are no fixed assets, patents, trademarks, trade names, assumed  names  or  copyrights  presently  owned  or  held  by  TMMI.

5.17 LITIGATION. There are no actions, proceedings, or investigations pending or to the best knowledge and belief of TMMI threatened by or against TMMI; TMMI does not know or have any reason to know of any basis for such actions, proceedings, or investigations have been pending during the twelve
(12) month period preceding the date to this Agreement. To the best of the knowledge of TMMI, there is no event or condition of any kind or character pertaining to the business or assets of TMMI that may materially and adversely affect such business or assets.

5.18 INSURANCE. There are no insurance for fire, liability, workmen's compensation, Products liability, or other forms of insurance in effect with respect to TMMI.

5.19 FRINGE-BENEFIT PLANS. There are no fringe-benefit plans or arrangements of TMMI, whether formal or informal and whether legally binding or not, nor is there a commitment to establish same. TMMI has no commitment, whether formal or informal and whether legally binding or not, to establish any plan or arrangement, or modify, or change any existing plan or arrangement.

5.20          BANK ACCOUNTS.     TMMI has been dormant and therefore no longer
maintains  any  bank  account.

5.21          CONTRACTS  AND  COMMITMENTS.
----          ----------------------------

5.21(a).          TMMI  has  no  contracts,  commitments,  arrangements,  or understanding that are material to its business, operations, financial condition, or prospects, no accounts receivable, no outstanding contracts with officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers.

5.21(b).       TMMI has not given any power of attorney to any person, firm or corporation  for  any  purpose  whatsoever.

5.21(c).     TMMI is not in default nor is there any basis for any valid claim of  default  under  any  contracts  made  or  obligations  owed  by  it.

5.21(d).     TMMI is not restricted or purported to be restricted by agreement or  in  any  other manner from carrying on its business anywhere in the world.

5.22 ORDERS AND COMMITMENTS. As of the date of this Agreement, there are no orders for the sale of merchandise of raw materials and supplies entered into by TMMI.

5.23 LABOR DISAGREEMENTS. TMMI has never experienced any labor disputes or any material work stoppage due to labor disagreements.

5.24       IRC CONSENT.     TMMI has never filed a consent pursuant to Section
341(f) of the Internal Revenue Code of 1954, as amended, relating to collapsible corporation.

5.25          COMPLIANCE  WITH  APPLICABLE  LAW.    TMMI  has not received any
notification of any asserted present or past failure to comply with any federal, state, or securities law.

5.26 DISCLOSURE. All facts material to all assets, business, operations, financial condition, and prospects of TMMI are reflected in TMMI's Balance Sheet, or have been disclosed herein. To the best of TMMI's knowledge, no representation or warranty contained in this Section 5.28 and no statement contained in any certificate, schedule, list, or other writing furnished to the Stockholders pursuant to the provisions of this Agreement, contains any untrue statement of a material fact or omits to statements therein not misleading.

6.  COMFORT  LETTERS

6.01 TMMI'S REPRESENTATION. At the closing of this transaction, TMMI will provide a letter from its President, dated not more than two (2) days prior to the date of Closing, stating that: (i) TMMI is a public shell; (ii) has been dormant with no corporate activity since September 30, 1990 and that TMMI has no outstanding tax or other liability; (iii) has no known liabilities and no assets since its last 8-K was filed on May 7, 1991, and subsequent to selling all of its assets and liabilities on April 21, 1990; and (iv) that during the period from the dat of TMMI's Balance Sheet to a specific date not more than five (5) days prior to the date of Closing there has been: (a) no change in the authorized or issued capital stock, apart from those transactions relating to TMMI's acquisition of PMI; (b) no options or warrants issued or outstanding; (c) no increase in the debt or TMMI; or (d) no material adverse change in the results of operations, net worth; or financial position of TMMI.

6.02 PMI REPRESENTATION. At the closing PMI will provide a letter from its President, dated the date of the Closing, to the effect that : (i) the Company is in good standing as stated in Section 4.01 hereof; (ii) the PMI Stockholders have power and authority to enter into and perform this Agreement; (iii) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violates or will violate, or conflicts with or will conflict with, or constitutes a default under any term or provision or any agreement of which PMI is specifically aware and to which the Stockholders are a party or otherwise bound; and (iv) the corporation has not engaged in any other corporate activity other than its business. Further, the President will provide a letter dated as of the date of closing from the his stockholders affirming the representation and warranties in Section 4.

7.  SURVIVAL  OR  REPRESENTATIONS;  INDEMNIFICATION,  SET-OFF,    TERMINATION

7.01 SURVIVAL OF REPRESENTATIONS. All representations, warranties, and agreement made by any party in this Agreement or pursuant hereto shall survive the Closing hereunder for a period of one year.

7.02 STATEMENTS AS REPRESENTATIONS. All statements contained in any certificate, schedule, list, document, or other writing delivered pursuant hereto or in connection with the transaction contemplated hereby shall be deemed representations and warranties within the meaning of Section 7.01 hereof.

7.03 BREACH OF REPRESENTATIONS OR WARRANTIES. Notwithstanding anything to the contrary contained herein, if any representation or warranty made in
Section 4 or 5 herein shall prove to have been false or incorrect in any material respect ("breached") such breached may be cured or corrected within thirty (30) days after written notice thereof and shall have been given (if a breach of Section 4) to Stockholders or (if a breach of Section 5) to TMMI, by written notice to the former President of TMMI, Jerry Richmond and by advertising in the public notice sections of the Denver Post and L.A. Times.

8.  PROVISIONS  REGARDING  RESTRICTED  SHARES

8.01 REPRESENTATIONS BY STOCKHOLDERS. Each Stockholder represents and warrants to TMMI and TMMI's Shareholders that it is his present intention to acquire the Restricted Shares for investment and not with a view towards the distribution or resale thereof, and is confirming such intention by letter to be delivered at the Closing.

8.02 AGREEMENTS BY THE STOCKHOLDERS. Each Stockholder agrees that he will not offer, transfer, assign, mortgage, pledge, or otherwise dispose of, or encumber any of the Restricted Shares delivered to him pursuant to this Agreement, (except as a part of a private placement or an assignment for services rendered, in which event the assignees shall also be subject to the restrictions hereof.) (a) if such action would prevent TMMI from accounting for the acquisition of the Restricted shares as a "pooling of interests" and
(b) unless (i) in the opinion of counsel to TMMI or in the opinion of counsel to TMMI or in the opinion of the Division of Corporate Finance (the "Commission") expressed in a "no-action" letter (which letter and the request therefor shall be in form and substance satisfactory to counsel for TMMI), registration of the Restricted Shares under the Act, and the rules and regulations of the Commission thereunder, as then in effect, is not required in connection with such transaction; (ii) sale of the Restricted Shares is permissible under Rule 144 of the Commission under the Act, in which event the Stockholder shall furnish TMMI with an opinion of counsel for TMMI and which opinion shall be in form and substance reasonable satisfactory to TMMI) to the effect that the sale of the Restricted Shares proposed to be sold is permissible under Rule 144, provided that TMMI agrees to make such representations as may be reasonable requested by such counsel and that TMMI can accurately make concerning TMMI's qualification under Rule 144(c); or
(iii) a registration statement under the Act is then in effect with respect to the Restricted Shares and the purchaser or transferee has been furnished with a prospectus meeting the requirements of Section 10 of the Act.

8.03 LEGEND. Each Stockholder agrees that TMMI may endorse on any certificate for the Restricted Shares to be delivered to or on behalf of the Stockholder pursuant to this Agreement an appropriate legend referring to the provisions of Section 8.01 and 8.02 hereof, and that TMMI may instruct its transfer agents not to transfer any the Restricted Shares unless advised by TMMI that such provisions have been complied with, which advise shall not be unreasonable withheld.

9.  MISCELLANEOUS

9.01 COMMISSIONS. Each of the parties hereto represents and warrants that there are no claims for brokerage commissions or finders' fees in connection with the transactions contemplated by this Agreement. Each of the parties hereto will pay or discharge, and will indemnify and hold harmless the others from and against, all claims for brokerage commissions or finder's fees incurred by reason of any such action taken by such indemnifying party.

9.02 PARTIES IN INTEREST. Except as otherwise expressly provide herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the respectable heirs, beneficiaries, personal and legal representatives, successors, and assigns of the parties hereto.

9.03 ENTIRE AGREEMENT; AMENDMENTS. This agreement including the exhibits, schedules, lists, and other documents and writings, referred to herein and delivered pursuant hereto, which from a part hereof, contains the entire understanding of the parties with respect to this subject matters. There are no restrictions, agreements, promises, warranties, covenants, or undertaking other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and undertakings between the parties or their respective successors or assigns. Any condition to a party's obligations hereunder may be waived by such party in writing.

9.04          HEADINGS.   The section and paragraph headings contained in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

9.05 NOTICES. All notices, requests, demands, and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid return receipt requested) or by telex or telefax, as follows:

If  to  TMMI:

     Technology  Management  and  Marketing,  Inc.
     Mr.  Jerry  Richmond
     11809  Rydalwater  Lane
     Austin,  Texas  78754

If  to  PMI:

     Pacific  Micro  Electronics,  Inc.
     Dr.  Wun  Chiou,  Sr.
     201  San  Antonio  Circle,  Suite  250
     Mountain  View,  California  94940

or such other address as any party may have finished to TMMI in writing in the same manner, except that notice of change of address shall only be effective upon receipt. All notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefore.

9.06      LAW GOVERNING.     This Agreement shall be governed by and construed
and enforced in accordance with, the laws of the State of Colorado, without regard to its conflict-of-laws rules.

9.07        COUNTERPARTS.     This Agreement may be executed simultaneously in
several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Stockholders and by the Duly authorized officers of TMMI on the date first above written:

TECHNOLOGY  MANAGEMENT  AND
MARKETING,  INC.                               PACIFIC MICRO ELECTRONICS, INC.

by:  /s/  Jerry  Richmond                              by:    /s/ Wun C. Chiou
        President                                                    President

Date      Feb.  23,  1996                            Date    February 27, 1996

                              Stockholders:

                              by:  /s/  Wun.  C.  Chiou

                          Date:    February  27,  1996